Exhibit 10.1
SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of June 23, 2009, is entered into between WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN), a California corporation, as Agent and Lender (in such capacities, “Lender”), IMAGE ENTERTAINMENT, INC., a Delaware corporation (“Borrower”), EGAMI MEDIA, INC., a Delaware corporation (“Egami”), IMAGE ENTERTAINMENT (UK), INC., a Delaware corporation (“Image (UK)” and together with Egami, collectively, “Guarantors”).
RECITALS
A. Borrower, Guarantors, Home Vision Entertainment, Inc., a Delaware corporation (which has since been merged with and into Borrower), and Lender have previously entered into that certain Loan and Security Agreement dated May 4, 2007 as amended by that certain First Amendment to Loan and Security Agreement dated as of April 28 2008 (as amended, the “Loan Agreement”), pursuant to which Lender has made certain loans and financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.
B. Borrower, Guarantors and Lender now wish to amend the Loan Agreement on the terms and conditions set forth herein.
C. Borrower and Guarantors are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Lender’s rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1. Amendments to Loan Agreement.
(a) Section 9.6(a)(ii) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:
“(ii) within ninety (90) days after the end of each fiscal year, audited consolidated financial statements and unaudited consolidating financial statements of Parent and its Subsidiaries (including in each case balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders’ equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting in all material respects the financial position and the results of the operations of Parent and its Subsidiaries as of the end of and for such fiscal year, together with (other than for the fiscal year of Parent ending March 31, 2009) the unqualified opinion of independent certified public accountants with respect to the audited consolidated financial statements, which accountants shall be an independent accounting firm selected by Administrative Borrower and acceptable to Agent, that such audited consolidated financial statements have been prepared in accordance with GAAP, and present fairly in all material respects the results of operations and financial condition of Parent and its Subsidiaries as of the end of and for the fiscal year then ended, and”

2. Effectiveness of this Amendment. Lender must have received the following items before this Amendment is effective.
(a) Amendment. This Amendment, fully executed in a sufficient number of counterparts for distribution to all parties.
(b) Amendment Fee. An amendment fee in the amount of $50,000 which shall be due and payable by Borrower, and fully earned by Lender, on the date of this Amendment.
(c) Representations and Warranties. The representations and warranties set forth herein and in the Loan Agreement must be true and correct.
(d) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Lender.
3. Representations and Warranties. Borrower and Guarantors represent and warrant as follows:
(a) Authority. Each of Borrower and Guarantors has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by Borrower and Guarantors of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.
(b) Enforceability. This Amendment has been duly executed and delivered by Borrower and Guarantors. This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of Borrower and Guarantors, enforceable against them in accordance with its terms, and is in full force and effect.
(c) Representations and Warranties. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d) Due Execution. The execution, delivery and performance of this Amendment are within the power of Borrower and Guarantors, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower or any Guarantor.
(e) No Default. No event has occurred and is continuing that constitutes an Event of Default.
4. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.
5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
6. Reference to and Effect on the Financing Agreements.
(a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.
(b) Except as specifically amended above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower and Guarantors to Lender.
(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.
(d) To the extent that any terms and conditions in any of the Financing Agreements shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.
7. Estoppel. To induce Lender to enter into this Amendment and to continue to make advances to Borrower under the Loan Agreement, Borrower and Guarantors hereby acknowledge and agree that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of Borrower or any Guarantor as against Lender with respect to the Obligations.

8. Integration. This Amendment, together with the other Financing Agreements, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
9. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

IMAGE ENTERTAINMENT, INC.,
a Delaware corporation

By:	/s/ JEFF M. FRAMER

Name:	Jeff M. Framer

Title:	President and Chief Financial Officer

EGAMI MEDIA, INC.,
a Delaware corporation

By:	/s/ JEFF M. FRAMER

Name:	Jeff M. Framer

Title:	President and Chief Financial Officer

IMAGE ENTERTAINMENT (UK), INC.,
a Delaware corporation

By:	/s/ JEFF M. FRAMER

Name:	Jeff M. Framer

Title:	President and Chief Financial Officer

WACHOVIA CAPITAL FINANCE
CORPORATION (WESTERN),
as Agent and Lender

By:	/s/ GARY WHITAKER

Gary Whitaker, Director

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